UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 11, 2005


                                 FX ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

               Nevada                    000-25386             87-0504461
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(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                          84106
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         (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ITEM 8.01--OTHER EVENTS

         On May 11, 2005, FX Energy, Inc. announced that the Sroda-4 discovery well will be completed for production prior to additional testing. Following completion, an extended production test will be run to determine the optimum rate at which the well will be produced. Management believes that a number of factors, including porosity, permeability and thickness of the Rotliegendes reservoir in addition to the initial flow tests, confirm that this well is commercial. The calculated open flow rate from the initial test of the well was in excess of 25 mmcf per day. The Polish Oil and Gas Company (POGC) has indicated it will complete the well with all the necessary downhole equipment in place, so that the well will be ready for production upon the construction of production facilities.

         The Sroda-5 well, FX Energy's next well in the Fences II project area will be drilled as an appraisal well on the Sroda structure. Work is currently underway to determine the exact location prior to beginning permitting the Sroda-5 well.

         The next well to begin drilling under FX Energy's current operational plans is the Lugi well, which is currently in the tender process to select a drilling company.

         FX Energy holds interests in four project areas in Poland:

         o The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest except for approximately 45,000 acres around the Zaniemysl-3 well where FX holds 24.5%, CalEnergy holds 24.5% and the POGC holds 51%.

         o The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and POGC holds 51%.

         o The Fences III project area covers approximately 770,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

         o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds an 82% interest and is the operator; POGC holds an 18% interest.

         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's other SEC reports.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FX ENERGY, INC.
                                            Registrant


Dated:  May 11, 2005                        By  /s/ Scott J. Duncan
                                               --------------------------------
                                               Scott J. Duncan, Vice President

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